                                                              Exhibit 99.1 (b) 8

Consolidated Statement of Income (Unaudited)
NATIONAL DATA CORPORATION
(in thousands)

------------------------------------------------------------------------------------------------------------------------------------

                      FY99                          FY 00                                               FY01
                   ----------  --------------------------------------------------  -------------------------------------------------
                   Total Year   Qtr 1     Qtr 2     Qtr 3      Qtr 4    Total Year  Qtr 1     Qtr 2     Qtr 3     Qtr 4   Total Year
                   ----------  --------------------------------------------------  -------------------------------------------------
Revenues:
 Information
  management        $135,658   $32,410   $ 35,621   $33,746   $ 35,359   $137,136  $32,988   $35,005   $37,195   $39,144   $144,332
 Network services
  and systems        135,135    38,749     35,590    37,957     39,848    152,144   47,257    48,428    51,037    52,899    199,621
 Divested
  businesses          68,203    14,561     13,816    14,165     13,851     56,393    5,629       233         -         -      5,862
                    --------   --------------------------------------------------  ------------------------------------------------
                     338,996    85,720     85,027    85,868     89,058    345,673   85,874    83,666    88,232    92,043    349,815
                    --------   --------------------------------------------------  ------------------------------------------------
Operating expenses:
 Cost of service     179,654    43,878     47,332    44,893     44,898    181,001   43,340    41,662    45,718    45,693    176,413
 Sales, general and
  administrative      67,577    17,879     27,620    19,654     20,909     86,062   20,134    18,385    18,653    20,468     77,640
 Depreciation and
  amortization        29,661     8,140      8,012     6,990      8,692     31,834    8,213     8,683     8,686     9,163     34,745
 Non-recurring
  charges                  -         -     34,393         -          -     34,393        -     2,156         -         -      2,156
                    --------   --------------------------------------------------  ------------------------------------------------
                     276,892    69,897    117,357    71,537     74,499    333,290   71,687    70,886    73,057    75,324    290,954
                    --------   --------------------------------------------------  ------------------------------------------------
Operating income
 (loss)               62,104    15,823    (32,330)   14,331     14,559     12,383   14,187    12,780    15,175    16,719     58,861

EBITDA                91,765    23,963     10,075    21,321     23,251     78,610   22,400    23,619    23,861    25,882     95,762

Other income/
 (expense)            (6,383)     (173)       616    (1,639)   (10,525)   (11,721)  (1,942)   (1,781)   (1,112)   (8,264)   (13,099)
                    --------   --------------------------------------------------  ------------------------------------------------
Income before
 income taxes         55,721    15,650    (31,714)   12,692      4,034        662   12,245    10,999    14,063     8,455     45,762

Income Taxes          21,858     6,017    (10,546)    4,882      1,472      1,825    4,714     4,310     5,414     3,256     17,694
                    --------   --------------------------------------------------  ------------------------------------------------
Net Income
 before
 Discontinued
 Operations           33,863     9,633    (21,168)    7,810      2,562     (1,163)   7,531     6,689     8,649     5,199     28,068
                    --------   --------------------------------------------------  ------------------------------------------------
Discontinued
 Operations           37,575    (4,696)     5,700    (6,616)   (33,390)   (39,002)   8,649      (326)        -         -      8,323
                    --------   --------------------------------------------------  ------------------------------------------------
Net Income          $ 71,438   $ 4,937   $(15,468)  $ 1,194   $(30,828)  $(40,165) $16,180   $ 6,363   $ 8,649   $ 5,199   $ 36,391
                    ========   ==================================================  ================================================

Basic Shares          33,725    33,876     33,376    32,920     32,755     33,232   32,778    32,889    32,992    33,970     33,009
                    ========   ==================================================  ================================================

Basic earnings
 per share          $   2.12   $  0.15   $  (0.46)  $  0.04   $  (0.94)  $  (1.21) $  0.49   $  0.19   $  0.26   $  0.15   $   1.10
                    ========   ==================================================  ================================================

Diluted Shares        37,823    35,265     33,376    33,810     32,755     33,232   36,193    34,057    34,348    35,368     34,153
                    ========   ==================================================  ================================================

Diluted earnings
 per share          $   2.02   $  0.14   $  (0.46)  $  0.04   $  (0.94)  $  (1.21) $  0.48   $  0.19   $  0.25   $  0.15   $   1.07
                    ========   ==================================================  ================================================